UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2007

Distributed Energy Systems Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50453	20-0177690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Technology Drive, Wallingford, Connecticut	06492
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 678-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 26, 2007, the registrant entered into an Amendment to Employment Agreement with Walter W. Schroeder, the registrant’s president, which amends the Agreement between the registrant and Mr. Schroeder dated January 27, 2006. The amendment provides that if Mr. Schroeder’s employment is terminated under the circumstances set forth in the amendment, Mr. Schroeder will receive salary and health insurance benefits for the periods set forth therein and acceleration of vesting of options.

A copy of the amendment is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTED ENERGY SYSTEMS CORP.

Date: September 26, 2007	By:	/s/ Peter J. Tallian
Peter J. Tallian, Chief Financial Officer

Exhibit No.	Description
10.1	Amendment to Employment Agreement between the registrant and Walter W. Schroeder dated September 26, 2007